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                                                                Exhibit 25.1

    THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           |__|

                               ------------------------

                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)

              New York                                 13-5160382
       (State of incorporation                     (I.R.S. employer
     if not a U.S. national bank)                 identification no.)

    48 Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)               (Zip code)

                               ------------------------

                                   ECONOPHONE, INC.
                 (Exact name of obligor as specified in its charter)


              Delaware                                 11-3132722
  (State or other jurisdiction of                  (I.R.S. employer
   incorporation or organization)                 identification no.)


            45 Broadway                                  10006
          New York, New York                           (Zip code)
(Address of principal executive offices)

                               ------------------------

                          11% Senior Discount Notes due 2008
                         (Title of the indenture securities)

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    THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE
901(d) OF REGULATION S-T

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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          Name                                        Address
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Superintendent of Banks of the            2 Rector Street, New York,
State of New York                         N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                          N.Y.  10045

Federal Deposit Insurance Corporation     Washington, D.C.  20429

New York Clearing House Association       New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.


2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
          No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                      SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of March, 1998.

                                       THE BANK OF NEW YORK


                                       By: /S/JAMES W.P. HALL
                                          --------------------------------
                                          Name:  JAMES W.P. HALL
                                          Title: VICE PRESIDENT

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